                                                                      EXHIBIT 32


      Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         The following statement is provided by the undersigned to accompany the Form 10-K for the period ended December 31, 2003 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law.

         The undersigned certifies that the foregoing Report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Ispat Inland Inc.


Date:      March 8, 2004                   /s/ LOUIS L. SCHORSCH
         -----------------                 -------------------------------------
                                           Louis L. Schorsch
                                           President and Chief Executive Officer
                                           Ispat Inland Inc.

                                                                      EXHIBIT 32



      Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         The following statement is provided by the undersigned to accompany the Form 10-K for the period ended December 31, 2003 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law.

         The undersigned certifies that the foregoing Report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Ispat Inland Inc.


Date:      March 8, 2004                     /s/ MICHAEL G. RIPPEY
         -----------------                   -----------------------------------
                                             Michael G. Rippey
                                             Executive Vice President Commercial